PWO

To:
D&R Technology Inc.
7669 Kimbell Street

Mississauga Ontario, L5S 1A7
163

Ship To:
255 MCBRINE DRIVE, KITCHENER
ON N2R 1G7

PURCHASE ORDER

Number...: 50382
Date.....: 11/15/11
Supplier.: 12533
Page.....: 1

Reference No..: Quotation - 11/15/11
Shipment......: PWO Canada Inc.
Delivery......: FOB Supplier
Payment.......: See text below

Pers.in charge: Ken McCandless
Planner.......: Ken McCandless
FAX No of Sup.: 1-905-672-5659

PWO Canada Inc. P.S.T. EXEMPTION#: 04338081

Attention: Drasko Karanovic

We wish to place an Order under our Terms of Purchase.

Po.	Part Number	Description	Order Quantity	Date Due	Price per
1			1.00 Piece	3/12/12	181,400.00 CDN 1 Pi

Ordering for our Aluminum Air Suspension
Piston Manufacturing- Tube expansion &
Reduction operations.
****
1 system of 2 forming units mounted on
common frame.
Reference to PWO Canada Lastenheft for
P02728 revision b - dated 2011.10.10
System to be designed for robotic
material handling to be installed at
a later date.
System price: $ 181,400 CAD

Po.	Part Number	Description	Order Quantity	Date Due	Price per
2			1.00 Piece	3/12/12	57,000.00 CDN 1 Pi

1 set custom tooling inclusive of all
development tooling for production of
P02728 Dodge Ram Air Piston
Reference to PWO Canada Lastenheft for
P02728 revision b - dated 2011.10.10
and PWO print P02728_000012 rev 0A
Set price: $ 57,200 CAD

Continued on page: 2

PWO

To:

D&R Technology Inc.
7669 Kimbell Street

Mississauga Ontario, L5S 1A7
163

Ship To:

255 MCBRINE DRIVE, KITCHENER
ON N2R 1G7

PURCHASE ORDER

Number...: 50382
Date.....: 11/15/11
Supplier.: 12533
Page.....: 2

Reference No..: Quotation - 11/15/11
Shipment......: PWO Canada Inc.
Delivery......: FOB Supplier
Payment.......: See text below

Pers.in charge: Ken McCandless
Planner.......: Ken McCandless
FAX No of Sup.: 1-905-672-5659

PWO Canada Inc. P.S.T. EXEMPTION#: 04338081

Po.	Part Number	Description	Order Quantity	Date Due	Price per
3			1.00 Piece	3/12/12	11,600.00 CDN
		1 pc Stand Alone Lubrication system Reference to PWO Canada Lastenheft for P02728 revision b - dated 2011.10.10 Unit price: $ 11,600 CAD			1 Pi

****
For all of above, warranty is 2 years from installation at PWO Canada.
****
All communications and questions to be with Phillip Knapp or Isaias Teves.
****
Project timelines and design review meetings to be arranged with Phillip Knapp and are due to be send weekly by e-mail.
****
Delivery Timing:
March 12, 2012 or sooner for install at PWO Canada.

Delivery Terms: FOB D&R Technology

PWO Canada will organize and pay for the trucking to PWO Canada.
****
For any extra charges or changes that exceed the value of this order by up to 5%; there must be sign off by designated PWO Canada Manager.

Continued on page: 3

PWO

To:

D&R Technology Inc.
7669 Kimbell Street

Mississauga Ontario, L5S 1A7
163

Ship To:

255 MCBRINE DRIVE, KITCHENER
ON N2R 1G7

PURCHASE ORDER

Number...: 50382
Date.....: 11/15/11
Supplier.: 12533
Page.....: 3

Reference No..: Quotation - 11/15/11
Shipment......: PWO Canada Inc.
Delivery......: FOB Supplier
Payment.......: See text below

Pers.in charge: Ken McCandless
Planner.......: Ken McCandless
FAX No of Sup.: 1-905-672-5659

PWO Canada Inc. P.S.T. EXEMPTION#: 04338081

Po.	Part Number	Description	Order Quantity	Date Due	Price per

For any and all changes & extra charges that exceed 5%; these must have sign off by PWO Canada Purchasing Department and the designated PWO Canada Manager. Such extra charges will be handled with a modification of the purchase order or issuance of new purchase order.

Any extra charges that do not have the appropriate sign offs by PWO Canada Manager and PWO Purchasing Department as stated above, will be considered to have been done at no charge by vendor for the PWO Canada project.

****

Payment Terms:

30% due on order placement with invoice
30% due at 80% completion of project as audited by PWO Canada Proj. Manager
30% due at run off at D&R as witnessed by PWO Canada.
10% net 30 days, after run off at PWO Canada with sign off of installation by PWO Canada Manager.

****

Please sign off this order and return to kenmcc@pwocanada.com
Thank you,

Continued on page: 4

PWO

To:

D&R Technology Inc.
7669 Kimbell Street

Mississauga Ontario, L5S 1A7
163

Ship To:

255 MCBRINE DRIVE, KITCHENER
ON N2R 1G7

PURCHASE ORDER

Number...: 50382
Date.....: 11/15/11
Supplier.: 12533
Page.....: 4

Reference No..: Quotation - 11/15/11
Shipment......: PWO Canada Inc.
Delivery......: FOB Supplier
Payment.......: See text below

Pers.in charge: Ken McCandless
Planner.......: Ken McCandless
FAX No of Sup.: 1-905-672-5659

PWO Canada Inc. P.S.T. EXEMPTION#: 04338081

Yours Sincerely
PWO CANADA INC.

Requisitioner Initial

K. McCandless

Purchaser

Purchasing Mgr.

Vendor Signature